Exhibit 10.1

Supply Agreement

between

BASF SE

and

Aspen Aerogels, Inc.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Supply Agreement (the “Agreement”)

Between

BASF SE

Carl-Bosch-Straße 38, 67056 Ludwigshafen, Germany

-hereinafter along with its Affiliates referred to as “BASF”-

and

Aspen Aerogels, Inc.,

30 Forbes Road, Building B, Northborough, MA 01532, United States of America

-hereinafter along with its Affiliates referred to as “ASPEN”-

BASF and ASPEN are hereinafter individually referred to as “Party” and collectively as “Parties”.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Preamble

Whereas, based on the Memorandum of Understanding dated July 31, 2015 by and between the Parties, the Parties wish to expand the long-term global market for Spaceloft A2 taking into account an increasing demand for Spaceloft A2 from BASF, and

Whereas, ASPEN wishes to supply and deliver and BASF wishes to purchase and receive Spaceloft A2 at mutually agreed terms and conditions, and

Whereas, ASPEN has commenced investment in the engineering and construction of a second manufacturing plant to increase production capacity of Spaceloft A2 and other aerogel products, and

Whereas BASF is willing to support ASPEN’s investment in the second manufacturing plant by entering into this Agreement together with the commitment to render a pre-payment for certain volumes of Spaceloft A2, and

Whereas, it is the common understanding of the Parties that the terms under which Spaceloft A2 will be sold and delivered by ASPEN shall also be applicable to the purchase and receipt of Spaceloft A2 by BASF and,

Whereas, the Parties wish to achieve and maintain competitiveness by innovation and productivity improvements in cooperation with each other as set forth herein, and

Now, therefore, the Parties hereto agree as follows:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Definitions

“Affiliate”	shall mean any entity that is directly or indirectly controlled by a Party;

“ASPEN”	shall mean ASPEN and any entity that is directly or indirectly controlled by ASPEN;

“BASF”	shall mean BASF SE, Ludwigshafen/Rhine, Germany, and any entity that is directly or indirectly controlled by, or under common control of BASF SE, Ludwigshafen/Rhine, Germany;

“BASF Markets”	shall have the meaning as defined in §1 and Annex 1 hereto;

“Effective Date”	shall mean the latest date set forth in the signature block below;

“JDA”	shall mean a framework joint development agreement to be entered into contemporaneously with this Agreement by ASPEN and BASF focusing on the joint development of new products, technology, intellectual property or know how;

“MoU”	shall mean the Memorandum of Understanding signed by ASPEN and BASF SE on July 31st, 2015;

“Optimization Projects”	shall have the meaning as defined in §12 below;

“Phase-Out Volume”	shall have the meaning as defined in §11 below;

“Plant Two”	shall mean the first production line in a production facility contemplated, as of the Effective Date, to be constructed by ASPEN in Statesboro, Georgia, United States of America as a capacity extension for manufacturing aerogel products including Products;

“Pre-Marketing Phase”	shall mean the period from [***] until [***];

“Pre-Payment”	shall mean an amount of twenty two million U.S. Dollars ($22,000,000) to be paid by BASF to ASPEN in accordance with §5;

“Pre-payment Balance”	shall mean the remaining portion of the Pre-Payment which has not been previously applied against amounts invoiced for Product purchased by BASF hereunder, or otherwise repaid by ASPEN.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Price”	shall mean the price for the Products to be paid by BASF to ASPEN calculated as set forth in the Side Agreement and further defined in §4 hereto, as amended pursuant to the Section 1.4 of this Agreement to add Successor Products;

“Product” or “Products”	shall mean individually or collectively Spaceloft A2 and, if added under Section 1.4, Successor Products;

“Recommended Measures”	shall mean non-binding recommendations by BASF to ASPEN for certain process optimization measures in accordance with §12 below;

“Safety Stock”	shall have the meaning as defined in §3;

“Security Interest”	shall mean collateral provided by ASPEN in favour of BASF SE to secure settlement of the Pre-Payment in accordance with §5 below and Annex 4 hereto;

“Side Agreement”	shall mean the side agreement between ASPEN and BASF dated as of Effective Date, setting out the manner of calculation of the Price of Products sold hereunder.

“Spaceloft A2”	shall mean [***] with properties complying with Specifications and marketed as of the Effective Date as Spaceloft® A2;

“Specifications”	shall mean the specifications for the Products as further defined in §1 and Annex 1 hereto;

“[***] Cost”	shall mean [***], as further described in the Side Agreement.

“Successor Products”	shall mean any improvements, modifications or enhancements to Spaceloft A2 as agreed to by both Parties from time to time pursuant to §1.4 and §1.5;

“Target Date”	shall mean September 30, 2023;

“Target Volume”	shall mean the volume of Product to be sold and delivered by ASPEN and purchased and received by BASF in each calendar year as further defined in §2 below;

“Term”	shall mean the term of this Agreement in accordance with §11;

“Total Volume Range”	shall mean the total annual volume range of Products in accordance with Annex 2 hereto;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Transaction”	shall mean the transfer of all or substantially all of the assets of ASPEN directly related to the performance under this Agreement or the acquisition of over 50% (fifty percent) of the voting capital stock of ASPEN, in each case, to a third party who does not already own in excess of 5% (five percent) of the voting capital stock of ASPEN on the date of this Agreement.

§1 Products

1.1 ASPEN agrees to sell and deliver exclusively to BASF and BASF agrees to purchase and receive Products from ASPEN on the terms and conditions of this Agreement for incorporation into value added products and systems for sale to customers making use of the Products within the BASF Markets identified in Annex 1. BASF will not sell or otherwise supply Product to third parties who BASF knows, or reasonably should know, intend to use the Products in any markets other than the BASF Markets. For the sake of clarity, BASF acknowledges that nothing in this Agreement restricts ASPEN’s ability to sell its products other than Products to any third party or within any market anywhere in the world.

1.2 The Products to be delivered shall be in accordance with the Specifications set forth in Annex 1 as of the date of delivery. The Specifications may be modified only upon the mutual written consent of both Parties.

1.3 ASPEN shall inform BASF at least [***], or such shorter period as may be agreed by both Parties in writing, in advance of any changes that recognizably affect the quality of a Product as set forth in the Specifications. In particular, ASPEN shall inform BASF of changes to processes involving the introduction of new technologies, changes to raw materials and transfer of production to another location. Products that are affected by such changes may only be shipped after ASPEN has obtained the written consent of BASF.

1.4 Through the Term, ASPEN may develop Successor Products that would be supplied to BASF subject to the Parties reaching agreement as to revised specifications, pricing, volumes, and related terms.

1.5 In case (i) BASF is not able to profitably meet the requirements of its customers or (ii) alternative product characteristics or specifications are required for BASF to meet legal requirements, in each case, with respect to Products, then BASF will immediately inform ASPEN thereof and provide ASPEN with a description of the specifications and characteristics of new products necessary to meet the requirements of BASF’s customers. ASPEN will initiate commercially reasonable development efforts to improve, modify or enhance Spaceloft A2, but

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

only to the extent that the efforts could be reasonably expected to achieve the desired specifications and characteristics of such enhanced products within a period of [***]. If successfully developed, and on agreement of the Parties as to revised specifications, pricing, volumes, and related terms for such enhanced products as provided in Section 1.4, such enhanced products will be deemed Successor Products. If ASPEN cannot develop such enhanced products within a period of [***], the Parties will consider development of such enhanced products for inclusion as a project under the JDA.

§2 Volumes and Forecasting

2.1 During the Term, ASPEN will sell and deliver to BASF volumes of Product within the Total Volume Range for use in the BASF Markets, pursuant to §2.2 and §2.3.

2.2 During the Pre-Marketing Phase, BASF may elect to purchase Products within the Total Volume Range applicable to each calendar year in its sole discretion. BASF shall provide purchase orders for Product, in volumes, in the aggregate, within the applicable Total Volume Range, for delivery within calendar years [***]. The Parties will within [***] of ASPEN’s receipt of each order develop a mutually agreeable delivery schedule for delivery of such Product consistent with ASPEN’s lead times then in effect.

2.3 On or before [***] and each [***] thereafter, the Target Volume of Product to be purchased by BASF for the following calendar year, which shall be within the applicable Total Volume Range defined in Annex 2, shall be defined and ordered by BASF from ASPEN. The Parties will, within [***] of BASF’s order, develop a mutually agreeable delivery schedule for delivery of Product aggregating to the Total Volume Range in the following calendar year consistent with ASPEN lead times. The purchase and sale of the Target Volume thus ordered for each calendar year shall be binding upon the Parties. BASF orders for Product in volumes in excess of the Target Volume for each calendar year shall be binding on ASPEN only on Aspen’s express written acceptance of such orders.

§3 Safety Stock

3.1 ASPEN will build a Safety Stock of Product on or before [***] equivalent to [***] of the agreed Target Volume (see example in Annex 3) applicable to calendar year [***]. Such Safety Stock will be adjusted on or before [***] of each successive calendar year to [***] of the applicable Target Volume for such calendar year. At BASF’s direction, Safety Stock may be utilized to meet Target Volume in the event of a Force Majeure as defined in Section 7.

3.2 In addition, BASF will be entitled to direct ASPEN to sell and deliver Safety Stock to BASF once in any calendar year in the event that BASF’s requirements for Product exceed Target Volume and ASPEN is unable to meet BASF’s additional requirements. After any delivery and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

sale of Products from Safety Stock to BASF, ASPEN will take commercially reasonable efforts to replenish Safety Stock within a six month period. ASPEN shall use commercially reasonable efforts to rotate Safety Stock to reduce aging of such Safety Stock.

§4 Prices and Conditions

4.1 The Price for Product sold hereunder shall be calculated as set forth in the Side Agreement. The terms of this Agreement and the Side Agreement shall be the exclusive terms and conditions with respect to purchase and supply of Products under this Agreement and take precedence over any additional or different terms and conditions provided by either Party, to which notice of objection by the other Party is hereby given. Neither the commencement of performance, delivery nor receipt of products or payment shall be deemed an acceptance of any additional or different terms and conditions. None of the terms and conditions contained herein may be added to, modified, superseded or otherwise altered except in writing by duly authorized representatives of the parties.

4.2 All Prices are in United States dollars. Prices are exclusive of all charges or levies of any nature, including all applicable federal, state, provincial, municipal or other governmental excise, sales, use, value added, occupational, import duties, or similar taxes or tariffs now in force or enacted in the future (collectively, the “Additional Charges”) and, therefore, are subject to an increase in an amount equal to any such Additional Charges that ASPEN may be required to collect or pay upon sale or delivery of Products purchased. A certificate of exemption or similar document in appropriate form for the jurisdiction of BASF’s place of business and any jurisdiction to which Products are to be directly shipped hereunder is required in order to exempt the sale from sales or use tax liability. BASF shall obtain and furnish evidence of such exemption at the time of placement of order. BASF agrees to indemnify and hold harmless ASPEN and its successors and assigns from and against any liability for tax in connection with the sale or use, as well as the collection or withholding thereof, including penalties and interest. ASPEN will provide a certificate of origin with any shipment of Products. ASPEN and BASF will work together to ensure (including providing any reasonable declaration) the transactions pursuant to this Agreement can benefit from the anticipated Transatlantic Trade and Investment Partnership.

4.3 On request of BASF, ASPEN’s books and records as they relate to annual Price calculations may be audited by an independent third party auditor without a prior business relationship with either BASF or ASPEN. Such audit will be to examine whether Price has been calculated by ASPEN in accordance with the provisions of this Agreement in all material respects. ASPEN will make available or provide access to all relevant documents to the third party auditor. The independent auditor will provide a summary report to BASF and ASPEN on whether ASPEN’s Price calculations are consistent in all material respects with the provisions of this

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Agreement. The third party auditor will keep all other information of ASPEN strictly confidential and will not disclose such information to BASF or any other third party. ASPEN shall bear the costs of the third party auditor in the event ASPEN’s Price calculations are not consistent in all material respects with the provisions of this Agreement. Otherwise BASF shall bear such audit costs.

4.4 All orders must be placed in writing and verbal orders shall be confirmed in writing. All orders must include requested delivery dates, quantities, shipment destination and complete description of Products being ordered. After receipt of an order, ASPEN will confirm its acceptance in writing and may also inform BASF of an estimated ship date simultaneously or at a later date. Orders accepted or acknowledged by ASPEN cannot be cancelled without the prior written consent of ASPEN. No order can be cancelled after the order is shipped.

4.5 All Products will be shipped [***] (Incoterms 2010) from ASPEN’s applicable facility in the U.S. to [***] (“Delivery Point”) and further to [***] (“Destination Point” which, if not specified in the relevant order, will be [***]), unless agreed otherwise in writing. All shipping, handling, transportation, and insurance costs incurred following the release of Product from ASPEN’s applicable facility in the U.S. to the Destination Point shall, to the extent paid by ASPEN, be either included as a separate item in the invoice for Products, or separately invoiced and payable by BASF. In no event shall ASPEN be liable for any delay in delivery caused between Delivery Point and Destination Point, nor shall the carrier selected by ASPEN for the transport from Delivery Point to Destination Point be deemed an agent of ASPEN. ASPEN may make partial shipments against an order in its sole discretion. Each such shipment shall constitute a separate sale, and BASF shall pay for the units shipped whether such shipment is in whole or partial fulfilment of an order. Title to Products shall pass to BASF upon delivery of Products at the Delivery Point.

4.6 BASF shall examine the Products as soon as possible after their arrival at the BASF’s facility, and in any event not more than [***] following the Product’s arrival at BASF’s designated facility. BASF shall notify ASPEN in writing (i) with respect to missing Products, immediately upon receipt by reference to the accompanying bill of lading, and (ii) with respect to Products that do not conform to applicable specifications or are damaged in transit due to inadequate packaging, within [***]. The Products will be deemed to conform to the applicable specifications despite minor discrepancies that are usual in the trade, and BASF will not be entitled to abatement of the Price for such minor discrepancies. Where the Products are materially non-conforming, the remedies provided in the limited warranty set forth herein shall serve as BASF’s exclusive remedy.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

§5 Pre-Payment and Payment Terms

5.1 In order to support ASPEN’s investment in Plant Two, BASF (or its Affiliate) will provide the Pre-Payment to ASPEN in accordance with Annex 4. The Parties agree that a specified portion of the Pre-Payment will be credited as provided in Annex 4 by ASPEN against payment due on sales and deliveries of Product by ASPEN to BASF between October 1, 2018 and the Target Date. If by the Target Date, credits associated with the sale and delivery of Product by ASPEN to BASF have not fully covered the value of the Pre-Payment, BASF shall be entitled to request from ASPEN the repayment of the remainder of the Pre-Payment Balance to BASF as specified in Annex 4 (“BASF Request”). The BASF Request may be executed at any time after the Target Date until the Pre-Payment has been fully repaid by Aspen upon [***] prior written notice and reflecting the current value of the Pre-Payment Balance.

5.2 As collateral for the Pre-Payment, ASPEN will provide BASF with a Security Interest in ASPEN’s assets in accordance with Annex 4.

5.3 ASPEN shall invoice all orders for Product on shipment. BASF shall settle all invoiced amounts due to ASPEN within [***] of the date of the corresponding invoice. On BASF’s instruction, ASPEN will apply an amount (if available) of the Pre-Payment Balance against payment of up to twenty five and three tenths percent (25.3%) of the invoiced Price of Product. BASF shall remit the remainder in cash in United States dollars by wire transfer. Cash payments not received within the prescribed time shall be assessed a finance charge at the annual rate of [***], starting from the invoice date. BASF shall be liable for any costs or expenses incurred by ASPEN in collecting any late payment, including, but not limited to, administrative and personnel costs, collection agency fees and expenses, court costs, and attorney’s fees and expenses.

5.4 To the extent a BASF Affiliate orders and purchases Products pursuant to this Agreement, ASPEN shall send the respective invoice(s) directly to such Affiliate and such BASF Affiliate shall be responsible for payment of such invoices, subject to the partial credit against Pre-Payment Balance as described in § 5.1.

§6 Warranty

6.1 ASPEN warrants to BASF that the Products supplied pursuant to this Agreement are free from defects in workmanship and materials for a period of one (1) year from the date of shipment to BASF. This limited warranty does not apply to fitness for any particular purpose or for use in any application. Since BASF may obtain devices which have the capability of testing whether Product meets the specifications, no claim of any kind with respect to the conformance of Product to the specifications, whether or not based on negligence, warranty, strict liability or any other theory of law, will be greater than the Price of the quantity of nonconforming Product in respect to which such claim is made. The foregoing constitutes BASF’s exclusive remedy and ASPEN’s sole obligation with respect to any such claim. This limited warranty does not extend to any Product that has been damaged or rendered defective (a) as a result of accident, misuse, abuse,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

negligence, installation, act of God, disaster, or other external cause, (b) by the use of parts not manufactured or sold by ASPEN, or (c) by modification or service by anyone other than (i) ASPEN or (ii) anyone authorized by ASPEN. ASPEN is not responsible for damage that occurs as a result of (i) BASF’s failure to follow the instructions that accompany the Products or otherwise provided by ASPEN or (ii) by operation outside the usage parameters specified by ASPEN. No credit shall be allowed for repair work performed by BASF or unauthorized parties. BASF shall notify ASPEN of any non-conformance during the warranty period, obtain from ASPEN a return material authorization (“RMA”) for the non-conforming Products, and return the non-conforming Products to ASPEN, freight prepaid, within [***] of receipt of the RMA, with a statement describing in reasonable specificity the non-conformity for which the Products are returned. ASPEN’s exclusive obligation with respect to the non-conforming Products shall be, at ASPEN’s option, to repair or replace any Product determined to be defective. Products that are repaired or replaced hereunder shall be warranted as set forth above for the remainder of the original warranty period or for [***] after the replacement Products are shipped to BASF, whichever is later.

6.2 NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY OR ANY APPLICABLE LAW OR REGULATION, THE FOREGOING IS BASF’S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY BY ASPEN WITH RESPECT TO THE PRODUCTS. ASPEN MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ALL OTHER WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE ARE HEREBY EXCLUDED. IMPLIED WARRANTIES THAT MAY BE IMPOSED BY LAW AND CANNOT BE DISCLAIMED ARE LIMITED IN DURATION TO THE LIMITED WARRANTY PERIOD SET FORTH HEREIN. BASF PURCHASES AND ACCEPTS THE PRODUCTS SOLELY ON THE BASIS OF THE LIMITED WARRANTY EXPRESSED HEREIN. UNDER NO CIRCUMSTANCES SHALL ASPEN BE LIABLE BY VIRTUE OF THIS LIMITED WARRANTY OR OTHERWISE FOR ANY SPECIAL, INDIRECT, SECONDARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOSS OF PRODUCTION TIME) TO ANY PERSON OR PROPERTY ARISING OUT OF THE USE OR INABILITY TO USE THE PRODUCTS. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY. THE LIABILITY OF ASPEN HEREUNDER FOR ALL CLAIMS SHALL NOT EXCEED THE SUM OF BASF’S PAYMENTS FOR THE PRODUCTS THAT ARE THE SUBJECT OF DISPUTE. EXCEPT IN CONNECTION WITH AN AUTHORIZED SALE, FOR ANY PRODUCTS THAT ARE DIVERTED FROM ASPEN’S INTENDED COUNTRY OF DESTINATION TO ANOTHER COUNTRY OR JURISDICTION, THE WARRANTY IS HEREBY VOIDED.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

§7 Force Majeure

7.1 Any and all events and circumstances beyond the reasonable control of the Parties including, but not limited to acts of God, fires, explosions, floods, earthquakes, civil commotions, riots, declared and undeclared wars, labor disputes, strikes, lock-outs, boycotts, picketing, other industrial disturbances, unavoidable break-downs and acts of authorities, military police actions, blockades, embargoes, insurrections, delays or curtailment of sources of supply of materials used in the manufacture of the Products, performance failure or delays of any person other than the Party, all interruptions of business and casualties (collectively, “Force Majeure”) release the Party hereto from its respective obligations under or pursuant to this Agreement – in so far as the circumstances prevent the deliveries of Product by ASPEN or the takings or further processing of Product by BASF or BASF’s Affiliates – for the duration of such contingencies and to the extent of the effects resulting therefrom.

7.2 If a Force Majeure event occurs, the Party affected shall inform the other Party as soon as practical indicating the expected duration and extent of such contingency. Moreover, the affected Party shall promptly take commercially reasonable efforts to settle such contingencies so that the performance of the obligations under this Agreement can be resumed as soon as possible.

§8 Good Faith

8.1 Both Parties recognise that they cannot anticipate all future technical and economic developments that could affect the rights, obligations and commitments contemplated herein. Therefore, ASPEN and BASF agree to cooperate and work with one another in good faith during the Term, taking into account any and all unanticipated developments and occurrences to minimise any undesired impact on the intent of this Agreement. If during the Term of this Agreement, there shall occur any unanticipated hardship affecting one of the Parties, whether economic or otherwise, [***], the Parties shall work with one another in good faith so as to minimise, to the extent possible, any adverse impact on the affected Party.

§9 Assignment

9.1 It is the common understanding of the Parties that the terms of the Agreement under which Product will be sold and delivered by ASPEN to BASF shall also be applicable to the sale and delivery of Product to BASF’s Affiliates and also to the sale and delivery of Product from ASPEN’s Affiliates to BASF and BASF Affiliates. Therefore, BASF Affiliates shall be entitled to order Product from ASPEN or ASPEN’s Affiliates in their own name and on their own account at the terms laid down in this Agreement. In case BASF and BASF Affiliates have placed orders pursuant to the terms and conditions of this Agreement, the Target Volumes set out in Section 2 shall be fulfilled to the extent of the quantity invoiced to BASF and the respective BASF Affiliates.

9.2 In addition, each of the Parties is entitled to assign rights and obligations under this Contract, in whole or in part, to one of its Affiliates.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.3 In addition, no consent shall be required to assign this Agreement as a part of a Transaction, provided that any Transaction will be subject to Section 11.6.

§10 Confidentiality

10.1 BASF and ASPEN agree that all non-public and/or proprietary information or samples (“Confidential Information”) received or learned from the other Party, in connection with negotiations, performance and compliance of this Agreement will be treated as strictly confidential and each Party (i) shall not disclose Confidential Information of the other Party to third parties, and (ii) shall not use Confidential Information of the other Party for any purpose other than as expressly permitted in this Agreement unless otherwise agreed by the Parties in writing, in each case during the Term and for a period of ten (10) years after the termination or expiration of this Agreement. However, if a Party is required to disclose any Confidential Information of the other Party by a governmental authority pursuant to applicable laws or regulations, including, without limitation, the U.S. Securities and Exchange Commission, the Party required to make disclosure will immediately (if and to the extent allowed by law) (i) inform the other Party of such required disclosure, and (ii) may make such disclosure to the extent required by law, and, to the extent requested by the other Party, shall use commercially reasonable efforts to seek confidential treatment of such Confidential Information if permitted by such laws or regulations under such circumstances. The provisions of this Section 10 shall not apply to (i) disclosures by each Party to its Affiliates and their respective personnel, or (ii) disclosure to a potential purchaser or financing source of each Party, including such purchaser’s attorneys and consultants, provided that such persons receiving Confidential Information first agree to maintain the confidentiality of Confidential Information provided under this Agreement, subject to the terms and restrictions contained herein. Each Party is responsible for compliance with this Section 10 by any such persons to whom such Party discloses the other Party’s Confidential Information.

10.2 Confidential Information excludes any information which a receiving Party can demonstrate by written evidence: (a) to be in the possession of the receiving Party at the time of disclosure without any restrictions; (b) already available or becomes available to the public through no fault of the receiving Party; (c) received by the receiving Party from a third party having a right to disclose it without restrictions; or (d) developed by the receiving Party without the knowledge or reference to information disclosed pursuant to this Agreement or other agreements between the Parties. The Confidential Information disclosed pursuant to this Agreement shall not be construed to be within the foregoing exclusions merely because such items are embraced by more general publically known information or information in Receiving Party’s possession. Additionally, any combination of features shall not be construed within the foregoing exclusions, but only if combination itself and its principle of operation are within the foregoing exclusions.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.3 BASF acknowledges and agrees that it will acquire no rights to use and/or disclose the Confidential Information of ASPEN by virtue of the utilization of such Confidential Information in the manufacture of Products sold to BASF hereunder.

10.4 Notwithstanding anything to the contrary in this Section 10, the Parties, at a mutually agreed upon time that is no later than three days from the date of execution of this Agreement, shall jointly issue a press release with respect to this Agreement in a form as set forth on Annex 5, and either Party may make subsequent public disclosure of the contents of such press release without further approval of the other Party. Either Party may disclose the existence and general nature of this Agreement, and may include in a public disclosure, without prior delivery to or approval by the other Party, any information which has previously been included in a public disclosure.

§11 Term and Termination

11.1 This Agreement becomes effective on the Effective Date and shall terminate on December 31st, 2027 (the “Term”). The Parties agree to meet and discuss the potential for a successor arrangement to the Agreement at least [***] prior to the end of the Term.

11.2 In the event the Agreement is not renewed beyond December 31, 2027, ASPEN shall sell and deliver and BASF shall be obliged to purchase and receive under the same terms and conditions as laid out in the Agreement, the following Phase-Out Volumes:

(a) During the first calendar year following the expiration of the Agreement, the Phase-Out Volume shall be equal to [***] of the quantities invoiced by ASPEN to BASF during the final calendar year of the Agreement.

(b) During the second calendar year following the expiration of the Agreement, the Phase-Out Volume shall be equal to [***] of the quantities invoiced by ASPEN to BASF during the last final calendar year of the Agreement.

The terms and conditions of this Agreement shall continue to apply to purchases of Phase-Out Volumes

11.3 If either Party defaults in any of its obligations under this Agreement and, if it is capable of remedy, such default has not been remedied within thirty (30) days after the non-defaulting Party gives written notice thereof, the non-defaulting Party may at its discretion terminate this Agreement by giving written notice should such default be continuing.

11.4 Notwithstanding any other provision of this Agreement, no return or other refund of the Pre-Payment shall be due before the Target Date, absent a showing of fraud on the part of ASPEN.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.5 The following provisions will survive any expiration or termination of this Agreement: Sections 8, 10, 11, 12.3, 13, 14, 15 and 16

11.6 ASPEN shall provide BASF written notice at least [***] prior to a proposed Transaction (a “Transaction Notice”) identifying the proposed acquirer. BASF shall have the right to terminate this Agreement by written notice to ASPEN (the “Transaction Termination Notice”) on or prior to the date that is [***] after the date of the Transaction Notice if any of the following is the case:

(a) the proposed acquirer is a competitor of BASF;

(b) the proposed acquirer does not provide reasonable assurance to BASF that this Agreement will in the future be performed in accordance with its terms, specifically with its §5, or

(c) the proposed acquirer is for other material reasons (e.g. financial, political reasons) determined by BASF not to be a reasonably reputable supplier of the Products.

A termination pursuant to a Transaction Termination Notice shall be effective on the date of the Transaction.

11.7 Notwithstanding the foregoing, if specified in the Transaction Termination Notice, BASF may continue to purchase the remainder of its Target Volume for the remainder of the calendar year in which the Transaction Termination Notice is given and the subsequent calendar year, and the terms of this Agreement shall apply to all such sales.

11.8 Upon a termination of this Agreement pursuant to a Transaction Termination Notice, the remaining Pre-Payment Balance shall be due and payable to BASF within 30 days of the date of the Transaction.

§12 Process Optimization

12.1 BASF and ASPEN agree to work together in good faith to identify optimization projects [***] (“Optimization Projects”) and [***] as set forth in the Side Agreement. ASPEN may from time to time submit Optimization Project proposals to BASF. BASF will assess such Optimization Project proposals in good faith to develop non-binding Recommended Measures, if any, to meet Optimization Project goals. In addition, BASF, in its sole discretion, may provide further assistance to ASPEN during implementation of Recommended Measures to help promote the likelihood of successful cost reductions. ASPEN, in its sole discretion, may elect to or not elect to implement Recommended Measures. BASF will not incur any liability with respect to ASPEN’s use of the Recommended Measures and related assistance.

12.2 If the cost of development of any Recommended Measures is expected to be significant, the Parties will, prior to the undertaking by BASF of any work related to such Recommended

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Measures, agree on a scope of work and any reimbursement of BASF to be paid by ASPEN, on a time and materials basis, for the work of BASF related to the Recommended Measures. If the implementation of any Recommended Measures and use thereof would infringe any patent owned or controlled by BASF, BASF shall inform ASPEN and the Parties shall reasonably negotiate and agree on the compensation, if any, due to BASF based on ASPEN’s practice of the patent as a part of the Recommended Measures. ASPEN shall have a worldwide, nonexclusive right and license, including the right to grant sublicenses, to practice such patent to the extent required to implement the Recommended Measures. Should either Party believe that work related to the Recommended Measures is likely to lead to patentable developments, the Parties will refer such work to the joint steering committee established under the JDA, and undertake the work related to such Recommended Measures and implement such Recommended Measures only (if at all) as a Project executed under the JDA.

12.3 For such Recommended Measures as ASPEN does implement, ASPEN shall have a nonexclusive, worldwide, royalty free, perpetual right and license, including the right to grant sublicenses in connection with a license of rights in ASPEN’s process to which the Recommended Measures relate, to use any intellectual property rights of BASF included in such Recommended Measures in implementing such Recommended Measures in ASPEN’s processes. ASPEN shall continue to solely own all rights in its manufacturing and other processes, including as modified by any Recommended Measures.

12.4 Except as provided in Section 12.2, BASF will not include in any Recommended Measures any patented technology or processes other than through a Project executed under the JDA.

§13 Other Terms and Conditions

13.1 Any alterations or amendments to any provision of this Agreement, including amendments to the Annexes hereto, shall only be valid if made in writing by authorized representatives of the Parties.

13.2 In the event that any of the provisions of this Agreement are invalid because they are inconsistent with the applicable law, this shall in no manner affect the validity of the other provisions of this Agreement. The Parties hereto shall be obliged to replace such invalid provisions by new provisions having similar economic effects.

13.3 Neither BASF’s nor ASPEN’s general or other conditions that may accompany orders or acknowledgements are applicable to any orders for Products placed pursuant to this Agreement.

13.4 Each Party represents and warrants that it has the authorizations required to enter into this Agreement and that entering into this Agreement is not inconsistent with any prior arrangements with or commitments to third parties.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.5 The terms and conditions contained herein, including the Annexes hereto, constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and shall supersede all prior and contemporaneous negotiations, agreements, statements, communications either oral or written between the Parties hereto with respect to the subject matter hereof. Notwithstanding the foregoing, the Parties agree that confidentiality agreements between them remain in effect according to their terms with respect to obligations of confidentiality and non-use with respect to information exchanged thereunder, and rights of ownership in intellectual property established under the terms of a Joint Development Agreement dated March 1, 2010 between ASPEN and BASF Construction Chemicals GmbH remain in effect. A supply agreement entered into by and between ASPEN and BASF Construction Chemicals GmbH, Trostberg, Germany, a BASF Affiliate, on February 17th, 2012, along with the amendments thereto, is hereby terminated in its entirety by mutual consent.

§14 Law and Jurisdiction

14.1 This Agreement, including the law and jurisdiction clause and any amendment hereto shall be governed by, interpreted and enforced in accordance with the substantive laws of Switzerland without regard to the principles of conflict of laws and excluding the United Nations Convention on Contracts for International Sale of Goods of 11 April 1980(CISG). Any dispute, controversy or claim, arising out of or in relation to this Agreement, including the validity, invalidity, breach or termination thereof, shall be resolved by binding arbitration in accordance with the Swiss Rules of International Arbitration of the Swiss Chambers of Commerce in force on the date when the Notice of Arbitration is submitted in accordance with these Rules. The number of arbitrators shall be one (1). The seat of arbitration shall be Basel, Switzerland. The arbitral proceedings shall be conducted in English. All information involved in the arbitration shall be kept confidential. Notwithstanding the foregoing, the Parties recognize that a Party may suffer immediate, irreparable harm in certain circumstances, including a breach or threatened or anticipated breach of obligations under Section 10; accordingly, such Party is entitled, in addition to any other remedy available at law or in equity, to injunctive relief to specifically enforce the terms of this Agreement in a court of competent jurisdiction.

§15 Export Compliance

15.1 The Parties shall comply with their respective codes of conduct, all applicable laws and regulations, including but not limited to export controls, embargoes, sanctions and similar laws, regulations and requirements.

15.2 BASF acknowledges that the Products are subject to regulation by United States government agencies, which regulate export or diversion of the Products, information about the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Products, and derivatives of the Products to certain countries and certain persons (collectively, “U.S. Export Control Laws”). BASF hereby represents, warrants and agrees that BASF shall abide by, be bound by and strictly comply with all U.S. Export Control Laws as currently in effect and promulgated from time to time hereafter, including but not limited to the provisions of the Export Administration Act of 1979, 50 U.S.C. Appx. §§ 2401 et seq., the Trading with the Enemy Act, 50 U.S.C. § 1 et seq., the Arms Export Control Act, 22 U.S.C. §§ 2778(a) and 2794(7), and the International Emergency Economic Powers Act, 50 U.S.C. § 1701 et seq., and all regulations promulgated from time to time thereunder. ASPEN reserves the right to immediately terminate this Agreement with BASF (without liability of any kind to ASPEN) if, in the opinion of ASPEN’s counsel, any action taken by BASF or its customer constitutes a violation of U.S. Export Control Laws or may subject ASPEN or any affiliate of ASPEN to legal liability or loss of benefits under such law.

§16 Indemnification; Limitation of Liability

16.1 ASPEN shall indemnify BASF, and its directors, officers, employees, agents and their successors, against any infringement claims brought by a third party based on such third party’s intellectual property only to the extent such claims relate to ASPEN’s manufacture of the Products, up to the amount of the Price paid for the Product. ASPEN shall not be liable for any claims related to the use of the Products in any application. ASPEN shall have no liability for any claim of infringement resulting from compliance by ASPEN with BASF’s designs, specifications or instructions, or in the event of modification of the Products by BASF. In no event shall ASPEN have any liability for any infringement in excess of the purchase Price of the infringing Products.

16.2 BASF shall indemnify and hold harmless ASPEN, and its directors, officers, employees, agents and their successors against third party claims resulting from BASF’s use of Products, whether alone or in combination with other products, including, but not limited to, infringement of intellectual property rights.

16.3 ASPEN’s maximum liability for any losses and damages arising out of any cause whatsoever in connection with this Agreement shall in any event not exceed the sum of BASF’s payments for the products that are the subject of dispute. ASPEN shall provide to BASF a certificate evidencing its insurance coverage on BASF’s reasonable request. The aforesaid limitation of liability does not apply in cases of ASPEN’s willful misconduct or gross negligence.

16.4 OTHER THAN WITH RESPECT TO REPAYMENT OF THE PREPAYMENT BALANCE AS PROVIDED HEREUNDER, AND FOR INDEMNIFICATION CLAIMS UNDER THIS SECTION 16, NO PARTY SHALL BE LIABLE TO THE OTHER PARTY UNDER THIS AGREEMENT FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PROFITS, OR OTHER INDIRECT LOSS OR DAMAGE ARISING OUT OF THIS AGREEMENT AND/OR THE PERMITTED USE OF ANY INTELLECTUAL PROPERTY OR PROPRIETARY INFORMATION CREATED OR RECEIVED HEREUNDER, OR ARISING OUT OF NEGLIGENCE OR WILLFUL CONDUCT CAUSING PERSONAL INJURY OR TANGIBLE PROPERTY DAMAGE OF A THIRD PARTY OR ANY RESULTING OBLIGATION, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, TORT, OR ANY OTHER CAUSE OF ACTION AND WHETHER OR NOT SUCH DAMAGES ARE FORESEEABLE.

16.5	Provisions.

(a) When a reference is made in this Agreement to an “Article,” “Section,” “Exhibit” or “Schedule,” such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

(b) The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c) Whenever the words “include,” “includes,” or “including” are used in this Agreement, such words shall be deemed to be followed by the words “without limitation.”

(d) The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement unless otherwise expressly indicated in the accompanying text.

(e) The use of “or” is not intended to be exclusive unless otherwise expressly indicated in the accompanying text.

(f) The defined terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Reference to the masculine gender shall be deemed to also refer to the feminine gender and vice versa.

(g) A reference to documents, instruments or agreements also refers to all addenda, exhibits or schedules thereto.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties have executed this Supply Agreement as of the dates set forth below.

Aspen Aerogels, Inc.	BASF SE

/s/ Donald R. Young	[***]	[***]
Donald R. Young	[***]	[***]
President & Chief Executive Officer	[***]	[***]
Date: 21st June, 2016	Date: 13th June, 2016	Date: 10th June, 2016

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

List of Annexes:

Annex 1:	BASF Markets and Specifications
Annex 2:	Total Volume Range
Annex 3.	Safety Stock
Annex 4:	Pre-Payment and Security Interest
Annex 5:	Press Release

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex to the Agreement between BASF and ASPEN

Annex 1 – BASF Markets and Specifications

BASF Markets

Market definitions are aligned to and based on categorization of markets set forth [***] as of [***].

BASF Markets will be limited strictly to those markets specifically identified as approved in the chart below. Any additions or modifications to BASF Markets after the date hereof must be agreed to by both Parties in writing.

1.	Construction

a.	Use in [***] is approved.
b.	Use in [***] is prohibited.

2.	Transportation

a.	Use in [***] is approved.

3.	Industrial

a.	Use in [***] is approved.
b.	Use in [***] is prohibited.

4.	Consumer

a.	Use in [***] is approved.
b.	Use in [***] is prohibited.

For purposes of clarity, any use in [***] is prohibited.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Preliminary Specifications

The following preliminary specification is subject to revision or finalization through mutual consent of the Parties as further described in Annex 4.

Spaceloft® A2 Blanket Specification

[***]	[***]	Values*)

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 2 – Quantities

Total Volume Range

Commencing [***] and ending [***], in an amount not to exceed [***] of Products.

Commencing [***] and ending [***], in an amount not to exceed [***] of Products.

Commencing [***] and ending [***], in an amount not to exceed [***] of Products.

Commencing [***], in an amount not to exceed [***] of Products in any calendar year during the term of the Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 3 – Safety Stock

Safety Stock Example

Calendar Year:	[***]

Total Volume Range (up to):	[***]

Target Volume:	[***]

Safety Stock Factor:	[***]

[***] Safety Stock	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 4 – Pre-Payment and Security Interest

Pre-Payment

1.	BASF will remit to ASPEN by wire transfer in eight equal consecutive quarterly installments a Pre-Payment amount in the aggregate of twenty two million U.S. Dollars ($22,000,000) as set forth in this Annex 4.

2.	The obligation of BASF to make the Pre-Payment as set forth above is conditioned upon (i) the security interest as described in this Annex 4 being effective, (ii) ASPEN’s board of directors having approved the construction of Plant Two, (iii) ASPEN having received a commitment from a third party lender for a term loan or revolving line of credit of at least $30 million, and (iv) pursuant to Section 1.2 of the Supply Agreement, the Parties having agreed to final specification values for Products reasonably reflecting, as of the Effective Date, Products’ current characteristics, ASPEN’s current manufacturing capability and the yield levels assumed in arriving at [***] Cost for [***]. Parties acknowledge that an agreement on final values for certain Product characteristics (including shear strength, compressive strength and long and short term water absorption) is not a condition to BASF’s obligation to make the Pre-Payment. While the parties anticipate that the obligation of BASF to make the Pre-Payment will commence on October 1, 2016, the obligation to make the Pre-Payment will commence on the later of (a) October 1, 2016, or (b) the first day of the calendar quarter following that in which all of the conditions described in this Section 2 have been satisfied, if such date is later than September 30, 2016.

3.	On or before the first day of the calendar quarter in which the first payment of the Pre-Payment amount is due, ASPEN shall provide to BASF, on a confidential basis, the projected date of completion of construction of Plant Two at the time of approval of ASPEN’s board of directors. Thereafter, on or before the first day of each calendar quarter in which a portion of the Pre-Payment is due, ASPEN shall provide to BASF a statement of ASPEN’s good faith projection of the date of completion of construction of Plant Two along with a summary report of amounts expended on the Plant Two project at that time. Should the projected date of completion of construction encounter delays of three months or more in any material respect, for each month of such delay, BASF’s obligation to make its next quarterly payment shall be postponed by a commensurate number of months.

4.	After October 1, 2018, on BASF’s instruction, ASPEN will credit up to twenty five and three tenths percent (25.3%) of any amounts invoiced by ASPEN for Product sold and delivered to BASF pursuant to this Agreement against the available Pre-Payment Balance, if any.

5.	Upon BASF Request pursuant to §5.1, the Pre-Payment Balance, if any, will be refunded by ASPEN by wire transfer to BASF in four equal quarterly installments.

6.	The Pre-Payment Balance may be repaid by ASPEN to BASF at any time in whole or in part and for any reason. The Pre-Payment Balance will not bear interest.

7.	Should the schedule for construction of Plant Two be delayed by more than six months, the Parties will reasonably re-negotiate dates, prices and volume commitments established in this Agreement to reflect the revised schedule in a manner substantially preserving the intent of the parties as of the Effective Date.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Security Interest

ASPEN and BASF will enter into a collateral agreement to secure ASPEN’s obligation to repay the Pre-Payment Balance by the Target Date with the following elements:

1.	With respect to ASPEN’s manufacturing facility located at 3 Dexter Road, East Providence, Rhode Island USA (the “Rhode Island Plant”):

•	A first priority mortgage in all of the real estate owned by ASPEN which constitutes the Rhode Island Plant; and

•	A first priority security interest in all of the machinery and equipment owned by Aspen which is located at the Rhode Island Plant, subject only to a subordinate security interest in favor of ASPEN’s bank and other lenders.

2.	With respect to ASPEN’s manufacturing facility to be built in Statesboro, Georgia (the “Georgia Plant”) and leased from The Development Authority of Bulloch County (the “Authority”):

•	A first priority leasehold mortgage on all of ASPEN’s rights under the lease between ASPEN and the Authority by which ASPEN leases the real estate and buildings constituting the Georgia Plant, including a consent from the Authority which would allow BASF to become the lessee under the lease in the event of a default by ASPEN in its obligation to repay the Payment Balance to BASF;

•	A first priority security interest in all of ASPEN’s rights under any lease between Aspen and the Authority by which the Authority leases machinery and equipment to ASPEN that is located at the Georgia Plant, including a consent from the Authority which would allow BASF to become the lessee under the lease in the event of a default by ASPEN in its obligation to repay the Payment Balance to BASF; and

•	A first priority security interest in ASPEN’s right to exercise an option to purchase from the Authority the real property constituting the Georgia Plant and the machinery and equipment leased from the Authority which is located at the Georgia Plant, including a consent from the Authority which recognizes BASF’s rights to exercise the option instead of ASPEN. Upon exercise, the purchase price is a nominal $10.

3.	With respect to intellectual property:

Aspen will grant to its respective Rhode Island and Georgia subsidiaries nonexclusive licenses under Aspen’s patents as necessary in order to operate the machinery and equipment that is the subject of BASF’s security interest while such machinery and equipment is located at the Rhode Island Plant and Georgia Plant, respectively. Such licenses will be assignable only to a future acquirer of the machinery and equipment at the respective facilities, and will terminate on any removal of the machinery and equipment from those facilities.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.	Following any repayment in full of the Pre-Payment, whether in the form of credits against the purchase price of Product, lump sum payments or otherwise, ASPEN’s obligation to maintain the security interest will terminate, and BASF will execute any and all documents reasonably requested by ASPEN releasing all or any part of the security from any lien or encumbrance in favor of BASF.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex 5 – Press Release

BASF and Aspen Aerogels Announce Strategic Partnership

Expanded relationship will create new product and market opportunities supported by long-term financing structure

•	Supply agreement for Aspen Aerogel’s Spaceloft® A2 insulation product initially targeting the global building materials market

•	Partnership supports capacity expansion at Aspen Aerogels’ planned Statesboro, GA manufacturing plant

•	Joint development agreement for next generation aerogel products to accelerate market expansion

LUDWIGSHAFEN, GERMANY and NORTHBOROUGH, MA, June XX, 2016—BASF SE (“BASF”) and Aspen Aerogels, Inc. (“Aspen”) (NYSE: ASPN) announced today the expansion of their strategic partnership with the signing of an exclusive supply agreement and a joint development agreement. The agreements are designed to increase market penetration, enhance product profitability and facilitate the development of next generation materials.

As part of the supply agreement, Aspen will commit to the exclusive supply of its Spaceloft® A2 product for incorporation within BASF’s aerogel enhanced Slentex™ wall system for the building materials market. In turn, BASF will invest in the construction of Aspen’s new manufacturing plant and BASF will become a base load customer for Aspen’s capacity expansion. In addition, BASF will provide technical support to Aspen targeting manufacturing productivity, product cost and profit margins.

Initially, the supply agreement will support BASF’s efforts to drive growth in the global building materials market of its Slentex™ wall system incorporating Aspen’s patented technology. BASF may also directly sell or incorporate Spaceloft® A2 into other systems for applications in certain building, transportation, consumer and industrial markets worldwide. The agreement will run through 2027.

“We chose to partner with Aspen because of their superior aerogel technology platform, which we can enhance as partners in various ways,” said Raimar Jahn, President of BASF’s Performance Materials division. “The new agreements will accelerate adoption of aerogel technology as an eco-efficient insulation material globally.”

The Joint Development Agreement establishes a framework to develop new aerogel products and technologies. The agreement will give BASF targeted access to Aspen’s world leading technology platform while Aspen will gain access to BASF’s technical expertise, sales channels and financial resources. The partnership will both further Aspen’s market diversification and growth strategy and support BASF’s objective to provide innovative solutions to meet current and future customer needs.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“BASF has played an important role in our development as a company and this next phase of our relationship will support us technically, commercially and financially and will accelerate our diversification into the building materials market,” said Don Young, President and CEO of Aspen. “As our track record in the energy infrastructure and subsea markets has demonstrated, our preferred model is to partner with industry leaders to benefit from their technical, commercial, and financial resources. BASF is a world class company dedicated to promoting energy efficiency by delivering next generation products to the global marketplace. For these reasons, BASF is a perfect partner for Aspen Aerogels.”

The origin of the partnership dates to 2010 when BASF Venture Capital made an equity investment in Aspen and the two companies began to explore technology development and commercialization opportunities within the building materials market. This work led to the development of Aspen’s Spaceloft® A2 insulation product.

About BASF

At BASF, we create chemistry for a sustainable future. We combine economic success with environmental protection and social responsibility. The approximately 112,000 employees in the BASF Group work on contributing to the success of our customers in nearly all sectors and almost every country in the world. Our portfolio is organized into five segments: Chemicals, Performance Products, Functional Materials & Solutions, Agricultural Solutions and Oil & Gas. BASF generated sales of more than €70 billion in 2015. BASF shares are traded on the stock exchanges in Frankfurt (BAS), London (BFA) and Zurich (AN). Further information at www.basf.com.

About Aspen Aerogels, Inc.

Aspen Aerogels is an aerogel technology company that designs, develops and manufactures innovative, high-performance aerogel insulation used primarily in the energy infrastructure and building materials markets where thermal energy efficiency is at a premium and Aspen’s products offer unique value. Headquartered in Northborough, Mass., Aspen Aerogels manufactures its Cryogel®, Pyrogel® and Spaceloft® products at its East Providence, R.I. facility.

Media Contacts:

BASF:	Aspen:

Martin Rissmann Global Communications Performance Materials +32 23732131 martin.rissmann@basf.com	John F. Fairbanks Chief Financial Officer +1 508-691-1150 jfairbanks@aerogel.com

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.